Kobren Delphi Value Fund
                               Semi-Annual Report
                                 June 30, 1999


Dear Shareholder,

         The first half of 1999 can be characterized by continued speculation in high multiple, large capitalization growth stocks and irrational gambling fever in internet equities. Nonetheless, we are pleased to report that both classes of the Kobren Delphi Value Fund (retail +13.1% and institutional +13.2%) handily outpaced the S&P 500 (+12.4%), the Russell 2500 Value (+6.7%) and the Russell 2000 Value (+5.3%) indices.

         We attribute our initial success to a commitment to purchasing good businesses at attractively low valuations. Contrary to contemporary wisdom, we believe that earnings per share, free cash flow, and balance sheet strength still matter.

         Since the Kobren Delphi Value Fund is relatively new, it is worth reiterating that we perform no market timing. While forecasting the direction of the market makes great entertainment for financial news programs, it is a fruitless exercise. Responding to every piece of economic data (e.g., Consumer Price Index, Jobless Claims, Retail Sales) would cause excessive portfolio turnover. Rather we construct a portfolio on a "bottom-up" basis through individual stock selection, diversify with more than sixty-five holdings, and attempt to remain "fully invested" at all times.

         At June 30th, the fund reached $45.3 million in assets with 94.4% equity exposure. The heaviest portfolio weightings can be found in the media and technology sectors. Well managed television, cable, and newspaper properties have a license to "print money" and the ability to raise prices in a low inflationary environment. Obviously, technology has fueled the recent US economic boom. Since we cannot own highfliers like Cisco or EMC, the fund has concentrated on low price/book value companies like Arrow Electronics and Avnet, low multiple firms such as Hubbell and Thomas & Betts, and turnaround situations like LSI Logic and LTX Corp.

         A review of the individual positions indicates that the best performers emanated from the publishing & broadcasting, retailing, energy, technology, conglomerate, and manufacturing sectors. For the record, seventeen stocks appreciated more than 25% in the first half. LTX, a small semiconductor equipment manufacturer of electronic testers, ranked first with a 143% gain. Cross Timbers Oil based in Ft. Worth, Texas benefited from rising oil prices with 99% appreciation. Conversely, our bank and insurance holdings proved to be laggards. Ironically, many of our financial service holdings sell at single digit multiples of forecast earnings or absolutely low price/book valuations.

         While the US equity markets appear expensive at 28x 1999's estimated earnings, the US economy is still healthy. We strongly disagree with Chairman Greenspan's pessimism concerning the outlook for inflation. In researching literally hundreds of companies, we find scant evidence of pricing power except in cement, gypsum drywall, and media. Candidly, most wage increases are being absorbed by productivity increases. The Federal Reserve Board's preemptive strike may be more closely aligned with curbing speculation in the stock market than with dampening inflation.

         I thank you for your support.


         Very truly yours,
         /s/ SCOTT M. BLACK
         Scott M. Black

                            Portfolio of Investments
                                  June 30, 1999
                                  (Unaudited)

Shares                                                      Value (Note 1)

                  COMMON STOCKS - 93.87%

                  ADVERTISING - 0.84%
1,150             Grey Advertising, Inc.                    $    382,950

                  AEROSPACE/TECHNOLOGY - 13.61%
33,200            Arrow Electronics, Inc. (1)                    630,800
12,500            Avnet, Inc.                                    581,250
21,500            AVX Corp.                                      524,062
12,600            Cohu, Inc.                                     445,725
13,000            Hubbell, Inc.(Class B)                         589,875
8,000             Litton Industries, Inc. (1)                    574,000
15,500            LSI Logic (1)                                  714,938
59,000            LTX Corp. (1)                                  785,437
25,500            SpeedFam-IPEC, Inc. (1)                        409,594
14,500            Tech-Sym Corp. (1)                             344,375
12,000            Thomas & Betts Corp.                           567,000
                                                                 6,167,056
                  BANKING - 9.85%
8,000             BankAmerica Corp.                              586,500
54,800            BankAtlantic Bancorp.                          397,300
32,150            Colonial BancGroup, Inc.                       448,091
15,000            Community Bank System                          380,625
28,000            First Essex Bancorp, Inc.                      455,000
9,500             First Union Corp.                              446,500
25,000            Peoples Heritage Financial Group               470,312
32,800            Sovereign Bancorp, Inc.                        397,700
10,000            Union Planters Corp.                           446,875
16,000            Webster Financial Corp.                        434,000
                                                                 4,462,903
                  CONGLOMERATES - 8.91%
9,500             AlliedSignal, Inc.                             598,500
330               Berkshire Hathaway, Inc., Class B (1)          739,200
54,500            Griffon Corp. (1)                              425,781
15,000            National Service Industries, Inc.              540,000
12,700            Norsk Hydro ASA, ADR                           485,775
20,700            Pittway Corp., Class A                         707,681
20,000            St. Joe Co.                                    540,000
                                                                 4,036,937
                  CONSTRUCTION & REAL ESTATE - 5.25%
28,600            Horton (D.R.), Inc.                            475,475
18,500            Lennar Corp.                                   444,000
14,500            Smith (Charles E.) Residential Realty, Inc.    492,094
7,000             Southdown, Inc.                                449,750
19,300            Sovran Self Storage, Inc.                      519,894
                                                                 2,381,213
                  CONSUMER RELATED - 3.49%
20,000            Disney (Walt) Co.                              616,250
7,500             Hilfiger (Tommy) Corp. (1)                     551,250
21,950            Polo Ralph Lauren Corp. (1)                    417,050
                                                                 1,584,550
                  ENERGY - 5.87%
28,900            Cabot Oil & Gas Corp.                          538,263
46,500            Cross Timbers Oil Co.                          691,687
12,500            Devon Energy Corp.                             446,875
29,000            Global Marine, Inc. (1)                        447,688
13,500            Unocal Corp.                                   534,937
                                                                 2,659,450
                  FINANCIAL SERVICES - 3.04%
10,385            Bear Stearns Cos., Inc.                        485,499
6,400             Donaldson Lufkin & Jenrette, Inc.              385,600
7,000             Goldman Sachs Group, Inc. (1)                  505,750
                                                                 1,376,849
                  FOOD & BEVERAGE - 4.82%
9,500             Coca-Cola Bottling Co.                         532,000
22,100            Cracker Barrel Group, Inc.                     382,606
18,000            Pepsi Bottling Group, Inc.                     415,125
39,000            Ryan Family Steak Houses, Inc. (1)             453,375
25,000            Schultz Sav-O Stores, Inc.                     400,000
                                                                 2,183,106
                  INSURANCE - 6.73%
33,500            Centris Group, Inc.                       $    339,188
8,000             Chubb Corp.                                    556,000
22,000            Fremont General Corp.                          415,250
25,600            IPC Holdings, Ltd.                             512,000
13,100            Renaissance Re Holdings, Ltd.                  484,700
11,200            United Fire & Casualty Co.                     291,200
8,000             XL Capital, Ltd., Class A                      452,000
                                                                 3,050,338
                  MANUFACTURING - 7.57%
41,350            Agrium, Inc.                                   364,397
13,500            Arvin Industries, Inc.                         511,312
17,500            Banta Corp.                                    367,500
16,500            Big Flower Press Holdings, Inc. (1)            525,938
11,000            Dana Corp.                                     506,687
11,500            Lear Corp. (1)                                 572,125
23,500            SIFCO Industries, Inc.                         193,875
11,600            Trinity Industries, Inc.                       388,600
                                                                 3,430,434
                  PUBLISHING & BROADCASTING - 17.70%
15,900            Central Newspapers, Inc., Class A              598,237
15,400            Comcast Corp., Class A                         591,938
8,200             Gannett, Inc.                                  585,275
20,300            Hearst-Argyle Television, Inc. (1)             487,200
10,500            Knight Ridder, Inc.                            576,844
18,100            Lee Enterprises, Inc.                          552,050
15,000            McClatchy Co., Class A                         496,875
15,600            News Corp., Ltd,  ADR                          550,875
21,400            Penton Media, Inc.                             518,950
11,700            Scripps (E.W.) Co., Class A                    556,481
8,500             Time Warner, Inc.                              624,750
9,900             United States Cellular Corp. (1)               529,650
14,100            Viacom, Inc., Class B (1)                      620,400
1,363             Washington Post, Class B                       732,953
                                                                 8,022,478
                  RETAIL - 5.68%
18,700            Claire's Stores, Inc.                          479,188
10,700            Federated Department Stores, Inc. (1)          566,431
13,500            May Department Stores Co.                      551,812
8,500             Ross Stores, Inc.                              428,188
19,000            Saks, Inc. (1)                                 548,625
                                                                 2,574,244
                  TEXTILES & APPAREL - 0.51%
25,500            Maxwell Shoe Co. (1)                           231,094

                  TOTAL COMMON STOCKS                            42,543,602
                  (Cost $38,612,393)

                  INVESTMENT COMPANY - 5.60%
2,535,721         Dreyfus Cash Management Plus Fund              2,535,721

                  TOTAL INVESTMENT COMPANY                       2,535,721
                  (Cost $2,535,721)

                  TOTAL INVESTMENTS - 99.47%                     45,079,323
                  (Cost $41,148,114*)

                  NET OTHER ASSETS
                  AND LIABILITIES - 0.53%                        241,566

                  Total Net Assets - 100.00%                $    45,320,889

(1) Non-income producing.

ADR American Depositary Receipt.

* For Federal income tax purposes, cost is $41,148,114 and appreciation /(depreciation) is as follows:

               Unrealized appreciation:                     $    5,128,943
               Unrealized depreciation:                          (1,197,734)
               Net unrealized appreciation:                 $    3,931,209


                        See Notes to Financial Statements

                       Statement of Assets and Liabilities
                                  June 30, 1999
                                   (Unaudited)

ASSETS:
Investments, at value
         See accompanying schedules                         $    45,079,323
Dividends receivable                                             34,405
Interest receivable                                              9,644
Receivable for fund shares sold                                  407,194
Prepaid expenses                                                 15,817
         Total assets                                            45,546,383

LIABILITIES:
Payable for investment securities purchased                      127,053
Payable for fund shares redeemed                                 28,119
Investment advisory fee payable                                  34,068
Distribution fee payable                                         8,555
Accrued trustees' fees and expenses                              2,779
Accrued expenses and other payables                              24,920
         Total liabilities                                       225,494
NET ASSETS                                                  $    45,320,889

Investments, at cost                                        $    41,148,114

NET ASSETS consist of:
Undistributed net investment income                         $    82,452
Accumulated net realized gain
on investments sold                                              355,133
Net unrealized appreciation of investments                       3,931,209
Par value (Shares of beneficial interest,
$0.001 per share)                                                3,956
Paid-in capital in excess of par value                           40,948,139
NET ASSETS                                                  $    45,320,889

Computation of net asset value
Retail Class Shares:
Net asset value, offering and redemption price
         per share ($26,929,105 / 2,351,260 shares)         $    11.45
Institutional Class Shares:
Net asset value, offering and redemption price
         per share ($18,391,784 / 1,604,587 shares)         $    11.46


                        See Notes to Financial Statements


                             Statement of Operations
                                  June 30, 1999
                                   (Unaudited)

INVESTMENT INCOME:

Dividends                                                   $    325,662
Interest                                                         8,752
         Total investment income                                 334,414

EXPENSES:

Investment advisory fee                                          158,177
Administration fee                                               36,250
Transfer agent fees                                              29,099
Sub-transfer agent fee (Retail Class)                            1,677
Custodian fees                                                   13,129
Professional fees                                                11,503
Trustees' fees and expenses                                      5,264
Registration and filing fees                                     17,387
Distribution fees (Retail Class)                                 21,034
Other                                                            3,015
         Total expenses                                          296,535
Fees waived and/or expenses reimbursed
         by investment advisor and administrator  (38,895)
Net expenses                                                     257,640

NET INVESTMENT INCOME                                            76,774

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain from security transactions                     355,133
Change in unrealized appreciation of securities                  3,872,649
Net realized and unrealized gain on investments                  4,227,782

NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                          $    4,304,556


                       Statement of Changes in Net Assets

                                   For the Six Months       For the Period
                                   Ended June 30, 1999      December 23, 1998
                                   (UNAUDITED)              (commencement of
                                                            operations) to
                                                            December 31, 1998

Net investment income              $    76,774              $    803
Net realized gain from security
     transactions                       355,133                  --
Change in unrealized appreciation
     of investments                     3,872,649                58,560
Net increase in net assets resulting
     from operations                    4,304,556                59,363
Net increase in net assets from
     fund share transactions            35,688,734               5,268,236

Net increase in net assets              39,993,290               5,327,599

Net Assets:
Beginning of period                     5,327,599                --
End of period                      $    45,320,889          $    5,327,599

Undistributed net investment income
     at end of period              $    82,452              $    5,678


                        See Notes to Financial Statements

                              Financial Highlights
               For a Fund Share Outstanding Throughout the Period

                                             Retail Class Shares

                                   For the Six Months       For the Period
                                   Ended June 30, 1999      December 23, 1998
                                   (UNAUDITED)              (commencement of
                                                            operations) to
                                                            December 31, 1998

Net asset value - beginning
     of period                     $    10.12               $    10.00
Net investment income                   0.02 (c)                 0.01
Net realized and unrealized
     gain on investments                1.31                     0.11
Net increase in net assets
     resulting from investment
     operations                         1.33                     0.12

Net asset value - end of period    $    11.45               $    10.12

Total return (a)                        13.14%                   1.20%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
     (in 000's)                    $    26,929              $    5,056
Ratio of net investment income/(loss)
     to average net assets              0.37%(b)                 0.82%(b)
Ratio of operating expenses to average net assets
     after waivers and/or expense
     reimbursements                     1.75%(b)                 1.75%(b)
Portfolio turnover rate                 7%                       0%
Ratio of operating expenses to average net assets before fees waived and/or expenses reimbursed by investment advisor
         and administrator.             2.00%(b)                 10.91%(b)


(a) Total return represents aggregate total return for the period indicated.
(b) Annualized.
(c) The selected per share data was calculated using the weighted average share method for the period.


                        See Notes to Financial Statements

                              Financial Highlights
               For a Fund Share Outstanding Throughout the Period

                                        Institutional Class Shares

                                   For the Six Months       For the Period
                                   Ended June 30, 1999      December 23, 1998
                                   (UNAUDITED)              (commencement of
                                                            operations) to
                                                            December 31, 1998

Net asset value - beginning
     of period                     $    10.12               $    10.00
Net investment income                   0.03(c)                  0.01
Net realized and unrealized gain on
         investments                    1.31                     0.11
Net increase in net assets resulting
         from investment operations     1.34                     0.12

Net asset value - end of period    $    11.46               $    10.12

Total return (a)                        13.24%                   1.20%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period
     (in 000's)                    $    18,392              $    272
Ratio of net investment income/(loss)
     to average net assets              0.62%(b)                 1.07%(b)
Ratio of operating expenses to average net assets
     after waivers and/or expense
     reimbursements                     1.50%(b)                 1.50%(b)
Portfolio turnover rate                 7%                       0%
Ratio of operating expenses to average net assets before fees waived and/or expenses reimbursed by investment advisor
         and administrator.             1.73%(b)                 10.66%(b)


(a) Total return represents aggregate total return for the period indicated.
(b) Annualized.
(c) The selected per share data was calculated using the weighted average share method for the period.


                        See Notes to Financial Statements

                    Notes to Financial Statements (Unaudited)

1.  Significant Accounting Policies

         Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of June 30, 1999 the Trust offered shares of three funds, Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren Delphi Value Fund. Information presented in these financial statements pertains only to the Kobren Delphi Value Fund (the "fund"). The fund is authorized to issue two classes of shares - the Retail Class and the Institutional Class. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. Additionally, the Retail Class is subject to 12b-1 fees and sub-transfer agent fees. The fund seeks to achieve its investment objective by investing primarily in equity securities of U.S.
companies.

Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements.

Portfolio Valuation -- Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term securities are valued at amortized cost which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Dividends and Distributions -- It is the policy of the fund to declare and pay dividends from net investment income annually.The fund will distribute net realized capital gains (including net short-term capital gains), unless offset by any available capital loss carryforward, annually. Additional distributions of net investment income and capital gains for the fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and prepaid expenses.

Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as a fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis.

Federal Income Tax -- The fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

Expenses -- Certain of the Trust's other expenses are allocated equally to those funds which make up the Trust. Other expenses of the Trust are allocated among the funds based upon relative net assets of each fund.

2.       Investment Advisory Fee, Administration Fee and Other Transactions

         The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobren Insight Management, Inc. ("KIM" or the "Advisor") who has subsequently engaged Delphi Management, Inc. ("Delphi") as the fund's subadvisor. The Advisory Agreement provides that the fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 1.00% of the fund's average daily net assets. KIM is solely responsible for the payment of the subadvisor fee to Delphi. KIM has voluntarily agreed to limit the fund's total annual operating expenses of the Retail Class and Institutional Class to no more than 1.75% and 1.50%, respectively, of the fund's average daily net assets until January 1, 2000.

         For the period ended June 30, 1999, the Advisor reimbursed fees amounting to $22,254.

         The Trust has also entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly-owned subsidiary of First Data Corporation. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, serves as distributor of the fund.

         For the period ended June 30, 1999, the Administrator and transfer agent waived fees amounting to $14,964.

         No officer, director or employee of KIM, KIB, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.

3.       Distribution and Shareholder Servicing Fees

    The Retail Class of the fund has adopted a Shareholder Servicing and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The fund pays KIB, distributor of the fund and affiliate of KIM, a monthly fee ("12b-1 Fee") for distribution and/or shareholder services provided, at an annual rate of 0.25% of the average daily net assets attributable to the Retail Class of shares.

4.       Sub-Transfer Agent Fees

    The Retail Class of the fund is subject to sub-transfer agent fees consisting of broker-dealer and fund network fees. The fund pays participating networks a monthly fee for completing shareholder orders and other shareholder servicing functions, at an annual rate of 0.10% of the average daily balance of those networks. Currently, all sub-transfer fees have been reimbursed by the Advisor to maintain the expense limitation of 1.75% that has been set on the Retail Class of the Fund. As of June 30, 1999, the sub-transfer agent fees that were reimbursed by the Advisor amounted to $1,677.

5.       Purchases and Sales

         The aggregate amounts of purchases and sales of the fund's investment securities, other than short-term securities, for the six months ended June 30, 1999, were $37,872,012 and $1,793,920 of non-governmental issues, respectively.



6.       Shares of Beneficial Interest

         As of June 30, 1999, an unlimited number of shares of beneficial interest, par value $0.001, was authorized for the Trust. Changes in shares of beneficial interest for the fund were as follows:


                              Six Month Ended
                              June 30, 1999                      Period Ended
                              (UAUDITED)                         December 31, 1998
                              Shares         Amount              Shares         Amount
Retail Class:
Shares Sold                   1,998,210      $21,070,802         499,444        $4,999,226
Shares Issued as Reinvestment
of Dividends                  --             --                  --             --
Shares Redeemed               (146,394)      (1,551,337)         --             --
Net Increase                  1,851,816      $19,519,465         499,444        $4,999,226
Institutional Class:
Shares Sold                   1,836,729      $18,856,439         26,849         $269,010
Shares Issued as Reinvestment
of Dividends                  --             --                  --             --
Shares Redeemed               (258,991)      (2,687,170)         --             --
Net Increase                  1,577,738      $16,169,269         26,849         $269,010


         At June 30, 1999, KIM, Delphi and its affiliates owned 705,367 Retail Class shares of the fund.